SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 26, 2005

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)

                         DELAWARE                     0-19410
              (State or Other Jurisdiction    (Commission File Number)
                     of Incorporation)

                 125 SUMMER STREET, BOSTON, MASSACHUSETTS 02110
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (617) 933-2130

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

             Point Therapeutics, Inc. ("Point") issued a press release on May 26, 2005 announcing that Point will hold a Research and Development Day to review recent clinical progress and data on June 1, 2005 and senior management will also be presenting at the Friedman Billings Ramsey 9th Annual Growth Conference on Thursday, June 2, 2005.

             A copy of the press release dated May 26, 2005 is being filed as
             Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01    Financial Statements and Exhibits.

             (c) Exhibits.

             99.1 - Press release issued by Point dated May 26, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     POINT THERAPEUTICS, INC.


May 27, 2005                         By: /s/ Donald R. Kiepert, Jr.
                                         -------------------------
                                     Name:   Donald R. Kiepert, Jr.
                                     Title:  President, Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit      Description
-------      -----------
99.1         Press release issued by Point Therapeutics, Inc. ("Point") on May
             26, 2005 announcing that Point will hold a Research and Development
             Day to review recent clinical progress and data on June 1, 2005 and senior management will also be presenting at the Friedman Billings
             Ramsey 9th Annual Growth Conference on Thursday, June 2, 2005.